UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)       December 2, 2005

KELLWOOD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-07340	36-2472410

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Kellwood Parkway, St. Louis, Missouri	63017

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (314) 576-3100

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 2, 2005, Kellwood Company conducted a conference call to discuss results for the third quarter ended October 29, 2005 with investors and financial analysts. A copy of the transcript of the conference call is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

On December 7, 2005, Kellwood Company issued a press release announcing the posting of additional non-GAAP financial information for the third quarter ended October 29, 2005 on the Company’s website. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
Exhibit No.	Description

99.1	Conference Call Transcript.
99.2	December 7, 2005 Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLWOOD COMPANY

(Registrant)

DATE December 8, 2005	BY	/s/ Thomas S. Pollihan

Thomas H. Pollihan
Executive Vice President, Secretary
and General Counsel